6/29/20 – Name changed to Federated Hermes Adviser Series.

8/15/18 – Federated MDT Equity Trust name changed to Federated Adviser Series

Exhibit 28(m) under Form N-1A

Exhibit 1 under Item 601/Reg. S-K

FEDERATED MDT EQUITY TRUST

DISTRIBUTION PLAN

This Distribution Plan (“Plan”) is adopted as of May 16, 2017, by the Board of Trustees of Federated MDT Equity Trust (the “Trust”), a Delaware Statutory Trust with respect to certain classes of shares (“Classes”) of the Trust set forth in exhibits hereto.

1.       This Plan is adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“Act”), so as to allow the Trust to make payments as contemplated herein, in conjunction with the distribution of Classes of the Funds (“Shares”) and pursuant to the “Distributor’s Contract” entered into by the Trust and Federated Securities Corp. (“FSC”).

2.       This Plan is designed to finance activities of FSC principally intended to result in the sale of Shares to include: (a) providing incentives to financial institutions (“Financial Institutions”) to sell Shares and; (b) advertising and marketing of Shares to include preparing, printing and distributing prospectuses and sales literature to prospective shareholders and with Financial Institutions. The Plan is also designed to cover the costs of administrative services performed in connection with the sale of Shares, but such costs are not limited to shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.

3.       As compensation for services provided pursuant to this Plan, FSC will be paid a fee in respect of the following Classes set forth on the exhibits to this Agreement. FSC may use all or any of the fees received pursuant to the Plan to pay any of the expenses associated with the activities under Paragraph 2 hereof whether incurred directly, or through Financial Institutions.

4.       Any payments by FSC to Financial Institutions with funds received as compensation under this Plan will be made pursuant to an agreement entered into by FSC and the Financial Institution (“Financial Institution Agreement”). FSC has the right (i) to select, in its sole discretion, the Financial Institutions to participate in the Plan and (ii) to terminate without cause and in its sole discretion any Financial Institution Agreement.

5.       Quarterly in each year that this Plan remains in effect, FSC shall prepare and furnish to the Board of Trustees of the Trust, and the Board of Trustees shall review, a written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

6.       This Plan shall become effective with respect to each Class (i) after approval as required by Rule 12b-1 under the Act as in effect on the date of the execution hereof; and (ii) upon execution of an exhibit adopting this Plan with respect to such Class.

7.       This Plan shall remain in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial year of this Plan for the period of one year from the date set forth above and may be continued thereafter if this Plan is approved with respect to each Class at least annually by a majority of the Trust’s Board of Trustees and a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Plan. If this Plan is adopted with respect to a Class after the first annual approval by the Trustees as described above, this Plan will be effective as to that Class upon execution of the applicable exhibit pursuant to the provisions of paragraph 6(ii) above and will continue in effect until the next annual approval of this Plan by the Trustees and thereafter for successive periods of one year subject to approval as described above.

8.       All material amendments to this Plan must be approved by a vote of the Board of Trustees of the Trust and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on it.

9.       This Plan may not be amended in order to increase materially the costs which the Classes may bear for distribution pursuant to the Plan without being approved by a majority vote of the outstanding voting securities of the Classes as defined in Section 2(a)(42) of the Act.

10.       This Plan may be terminated with respect to a particular Class at any time by: (a) a majority vote of the Disinterested Trustees; or (b) a vote of a majority of the outstanding voting securities of the particular Class as defined in Section 2(a)(42) of the Act; or (c) by FSC on 60 days' notice to the Trust.

11.       While this Plan shall be in effect, the selection and nomination of Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees then in office.

12.       All agreements with any person relating to the implementation of this Plan, including, but not limited to Financial Institution Agreements, shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Paragraph 10 herein.

13.       This Plan shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

6/29/20 - Name changed to Federated Hermes MDT Large Cap Value Fund

EXHIBIT A

to the

Distribution Plan

FEDERATED MDT LARGE CAP VALUE FUND

Class A Shares

This Exhibit to the Distribution Plan is adopted as of May 16, 2017 by the Federated MDT Equity Trust with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05% of 1% of the average aggregate net asset value of the Class of Shares of Federated MDT Large Cap Value Fund of Federated MDT Equity Trust set forth above held during the month.

Witness the due execution hereof this June 1, 2017.

FEDERATED MDT EQUITY TRUST

By: /s/ George F. Magera

Name: George F. Magera

Title: Assistant Secretary

6/29/20 - Name changed to Federated Hermes MDT Large Cap Value Fund

EXHIBIT B

to the

Distribution Plan

FEDERATED MDT LARGE CAP VALUE FUND

Class C Shares

This Exhibit to the Distribution Plan is adopted as of May 16, 2017 by the Federated MDT Equity Trust with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75% of 1% of the average aggregate net asset value of the Class of Shares of Federated MDT Large Cap Value Fund of Federated MDT Equity Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2017.

FEDERATED MDT EQUITY TRUST

By: /s/ George F. Magera

Name: George F. Magera

Title: Assistant Secretary

6/29/20 - Name changed to Federated Hermes MDT Large Cap Value Fund

EXHIBIT C

to the

Distribution Plan

FEDERATED MDT LARGE CAP VALUE FUND

Class R Shares

This Exhibit to the Distribution Plan is adopted as of May 16, 2017 by the Federated MDT Equity Trust with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50% of 1% of the average aggregate net asset value of the Class of Shares of Federated MDT Large Cap Value Fund of Federated MDT Equity Trust set forth above held during the month.

Witness the due execution hereof this June 1, 2017.

FEDERATED MDT EQUITY TRUST

By: /s/ George F. Magera

Name: George F. Magera

Title: Assistant Secretary

EXHIBIT D

to the

Distribution Plan

Federated Hermes SDG Engagement Equity Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 15th day of August, 2018, by Federated Adviser Series with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05% of 1% of the average aggregate net asset value of the Class A Shares of Federated Hermes SDG Engagement Equity Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of September 1, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT E

to the

Distribution Plan

Federated Hermes SDG Engagement Equity Fund

Class C Shares

This Exhibit to the Distribution Plan is adopted as of the 15th day of August, 2018, by Federated Adviser Series with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75% of 1% of the average aggregate net asset value of the Class C Shares of Federated Hermes SDG Engagement Equity Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of September, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

5/13/22-Registration Lapsed.

EXHIBIT F

to the

Distribution Plan

~~Federated Hermes Absolute Return Credit Fund~~

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 15th day of November, 2018, by Federated Adviser Series with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05% of 1% of the average aggregate net asset value of the Class A Shares of Federated Hermes Absolute Return Credit Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

5/13/22-Registration Lapsed.

EXHIBIT G

to the

Distribution Plan

~~Federated Hermes Absolute Return Credit Fund~~

Class C Shares

This Exhibit to the Distribution Plan is adopted as of the 15th day of November, 2018, by Federated Adviser Series with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75% of 1% of the average aggregate net asset value of the Class C Shares of Federated Hermes Absolute Return Credit Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

11/22/24-Fund liquidated.

EXHIBIT H

to the

Distribution Plan

Federated Hermes Global Equity Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 15th day of November, 2018, by Federated Adviser Series with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05% of 1% of the average aggregate net asset value of the Class A Shares of Federated Hermes Global Equity Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

11/22/24-Fund liquidated.

EXHIBIT I

to the

Distribution Plan

Federated Hermes Global Equity Fund

Class C Shares

This Exhibit to the Distribution Plan is adopted as of the 15th day of November, 2018, by Federated Adviser Series with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75% of 1% of the average aggregate net asset value of the Class C Shares of Federated Hermes Global Equity Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Hermes Global Small Cap Fund was liquidated – 7-22-22.

EXHIBIT J

to the

Distribution Plan

Federated Hermes Global Small Cap Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 15th day of November, 2018, by Federated Adviser Series with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05% of 1% of the average aggregate net asset value of the Class A Shares of Federated Hermes Global Small Cap Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Hermes Global Small Cap Fund was liquidated – 7-22-22.

EXHIBIT K

to the

Distribution Plan

Federated Hermes Global Small Cap Fund

Class C Shares

This Exhibit to the Distribution Plan is adopted as of the 15th day of November, 2018, by Federated Adviser Series with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75% of 1% of the average aggregate net asset value of the Class C Shares of Federated Hermes Global Small Cap Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

12/31/23 – Registration Lapsed.

EXHIBIT L

to the

Distribution Plan

~~Federated Hermes Unconstrained Credit Fund~~

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 15th day of November, 2018, by Federated Adviser Series with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05% of 1% of the average aggregate net asset value of the Class A Shares of Federated Hermes Unconstrained Credit Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

12/31/23 – Registration Lapsed.

EXHIBIT M

to the

Distribution Plan

~~Federated Hermes Unconstrained Credit Fund~~

Class C Shares

This Exhibit to the Distribution Plan is adopted as of the 15th day of November, 2018, by Federated Adviser Series with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75% of 1% of the average aggregate net asset value of the Class C Shares of Federated Hermes Unconstrained Credit Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2018.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

4/21/23 – This fund was liquidated.

6/29/20 – Name changed to Federated Hermes International Developed Equity Fund

EXHIBIT N

to the

Distribution Plan

Federated Hermes International Equity Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 14th day of February, 2019, by Federated Adviser Series with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05% of 1% of the average aggregate net asset value of the Class A Shares of Federated Hermes International Equity Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of April, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

4/21/23 – This fund was liquidated.

6/29/20 – Name changed to Federated Hermes International Developed Equity Fund

EXHIBIT O

to the

Distribution Plan

Federated Hermes International Equity Fund

Class C Shares

This Exhibit to the Distribution Plan is adopted as of the 14th day of February, 2019, by Federated Adviser Series with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75% of 1% of the average aggregate net asset value of the Class C Shares of Federated Hermes International Equity Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of April, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Emerging Markets Equity Fund

EXHIBIT P

to the

Distribution Plan

Federated Emerging Markets Equity Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 16th day of May, 2019, by Federated Adviser Series with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05% of 1% of the average aggregate net asset value of the Class A Shares of Federated Emerging Markets Equity Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Emerging Markets Equity Fund

EXHIBIT Q

to the

Distribution Plan

Federated Emerging Markets Equity Fund

Class C Shares

This Exhibit to the Distribution Plan is adopted as of the 16th day of May, 2019, by Federated Adviser Series with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75% of 1% of the average aggregate net asset value of the Class C Shares of Federated Emerging Markets Equity Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes International Equity Fund

EXHIBIT R

to the

Distribution Plan

Federated International Equity Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 16th day of May, 2019, by Federated Adviser Series with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05% of 1% of the average aggregate net asset value of the Class A Shares of Federated International Equity Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes International Equity Fund

EXHIBIT S

to the

Distribution Plan

Federated International Equity Fund

Class C Shares

This Exhibit to the Distribution Plan is adopted as of the 16th day of May, 2019, by Federated Adviser Series with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75% of 1% of the average aggregate net asset value of the Class C Shares of Federated International Equity Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes International Growth Fund

EXHIBIT T

to the

Distribution Plan

Federated International Growth Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 16th day of May, 2019, by Federated Adviser Series with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05% of 1% of the average aggregate net asset value of the Class A Shares of Federated International Growth Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes International Growth Fund

EXHIBIT U

to the

Distribution Plan

Federated International Growth Fund

Class C Shares

This Exhibit to the Distribution Plan is adopted as of the 16th day of May, 2019, by Federated Adviser Series with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75% of 1% of the average aggregate net asset value of the Class C Shares of Federated International Growth Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT V

to the

Distribution Plan

Federated Hermes SDG Engagement High Yield Credit Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 16th day of May, 2019, by Federated Adviser Series with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05% of 1% of the average aggregate net asset value of the Class A Shares of Federated Hermes SDG Engagement High Yield Credit Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT W

to the

Distribution Plan

Federated Hermes SDG Engagement High Yield Credit Fund

Class C Shares

This Exhibit to the Distribution Plan is adopted as of the 16th day of May, 2019, by Federated Adviser Series with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75% of 1% of the average aggregate net asset value of the Class C Shares of Federated Hermes SDG Engagement High Yield Credit Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT X

to the

Distribution Plan

Federated Hermes US SMID Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 13th day of February 2020, by Federated Adviser Series with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05% of 1% of the average aggregate net asset value of the Class A Shares of Federated Hermes US SMID Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of March, 2020.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT Y

to the

Distribution Plan

Federated Hermes US SMID Fund

Class C Shares

This Exhibit to the Distribution Plan is adopted as of the 13th day of February, 2020, by Federated Adviser Series with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75% of 1% of the average aggregate net asset value of the Class C Shares of Federated Hermes US SMID Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of March, 2020.

FEDERATED ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT Z

to the

Distribution Plan

Federated Hermes Conservative Microshort Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 11th day of November 2020, by Federated Hermes Adviser Series with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25% of 1% of the average aggregate net asset value of the Class A Shares of Federated Hermes Conservative Microshort Fund of Federated Hermes Adviser Series set forth above held during the month.

Witness the due execution hereof this 29th day of January, 2021.

FEDERATED HERMES ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT AA

to the

Distribution Plan

Federated Hermes Conservative Municipal Microshort Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 11th day of November 2020, by Federated Hermes Adviser Series with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25% of 1% of the average aggregate net asset value of the Class A Shares of Federated Hermes Conservative Municipal Microshort Fund of Federated Hermes Adviser Series set forth above held during the month.

Witness the due execution hereof this 29th day of January, 2021.

FEDERATED HERMES ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT BB

to the

Distribution Plan

Federated Hermes MDT Market Neutral Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 11th day of November 2020, by Federated Hermes Adviser Series with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.5% of 1% of the average aggregate net asset value of the Class A Shares of Federated Hermes MDT Market Neutral Fund of Federated Hermes Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of February, 2021.

FEDERATED HERMES ADVISER SERIES

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President